EXHIBIT 23


                 CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Norfolk Southern Corporation

We consent to the incorporation by reference herein of our reports dated January 26, 1993, which appear in the December 31, 1992, annual report on Form 10-K of Norfolk Southern Corporation.



                                       /s/ KPMG Peat Marwick


Norfolk, Virginia
January 26, 1994